SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549





                                  FORM 8-K



                               CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report: February 6, 1995


                           DIAMOND SHAMROCK, INC.
                          9830 Colonnade Boulevard
                          San Antonio, Texas 78230
                               (210) 641-6800


Delaware                                1-9409                     74-2456753
(State of                             (Commission                (IRS Employer
incorporation)                        File Number)           Identification No.)

Item 5.   Other Events

     On February 6, 1995, Diamond Shamrock, Inc. (the "Company") entered into a Pricing Agreement with Lehman Brothers Inc., CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to which the company intends to issue $75,000,000 of its 8 3/4% Debentures due June 15, 2015 (the "Debentures") in connection with an underwritten public offering of such Debentures. The net proceeds from the sale of the Debentures will be added to the Company's funds and used for general corporate purposes, which may include a scheduled $30 million principal payment on the Company's 10.75% Senior Notes and to fund capital spending planned for 1995. Pending such use, it is anticipated that such net proceeds will be used to repay outstanding short-term borrowings under bank money market facilities.

Item 7.   Financial Statements, Pro-Forma Financial
          Information and Exhibits.

     (c)  Exhibits:

          1.1 Pricing Agreement, dated February 6, 1995, among Diamond Shamrock, Inc., Lehman Brothers Inc., CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          1.2 Underwriting Agreement Standard Provisions incorporated by reference into the Pricing Agreement described in Exhibit 1.1
               (Filed as Exhibit 1.5 to the Registration
               Statement, File No. 33-58744 and incorporated herein by reference).

          4.1. Form of 8 3/4% Debenture due June 15, 2015.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIAMOND SHAMROCK, INC.


                                 By: /s/ Robert C. Becker
                                         Robert C. Becker,
                                         Vice President and Treasurer


Date: February 6, 1995

                               EXHIBIT INDEX


Exhibit
Number                      Description                        Page


1.1 Pricing Agreement, dated February 6, 1995 among Diamond Shamrock, Inc., Lehman Brothers
        Inc., CS First Boston Corporation and Merrill
        Lynch, Pierce, Fenner & Smith Incorporated.

1.2 Underwriting Agreement Standard Provisions incorporated by reference into the Pricing
        Agreement described in Exhibit 1.1
        (Filed as Exhibit 1.5 to the Registration Statement,
         File No. 33-58744 and incorporated herein by reference).

4.1      Form of 8 3/4% Debenture due June 15, 2015.